ACQUISITION OF (CBS Financial Corporation) R: 1G: 44 B: 86 R: 171 G: 4 B: 50

SECTION DESCRIPTION I. Transaction Summary II. Overview of CBS Financial Corporation III. Pro Forma Summary Appendix Table of Contents

I. Transaction Summary

• Four branches and more than $330 million deposits in the desirable Atlanta market – increases pro forma CHFN franchise to over $500 million deposits in the Atlanta MSA • Consistent earnings with opportunity for market share expansion due to dislocation caused by recent market consolidation • Talented lending team • Significant cost saving opportunities • Less than 5 year tangible book value payback period • Immediately accretive to EPS1 4 Transaction Benefits 1 Excludes one-time merger costs

5 Transaction Rationale  Acquisition consistent with CHFN’s capital management and growth strategies: whole bank acquisitions with high EPS accretion in a metro market with significant loan growth potential  Increases deposits to approximately $518 million in Atlanta MSA  Strong loan growth in 2015 and a robust outlook  Consistent earnings and ability to enhance future EPS Strategic Rationale Financially Attractive  Comprehensive due diligence process completed, rigorous internal loan review and OREO inspection  Conservative credit mark – over 130% of NPAs  CHFN is familiar with target market, and has completed several other types of mergers in the past Low Risk Integration  Immediately accretive to EPS 1  Moderate TBV Dilution Payback Period  Strong pro forma capital ratios  Operating synergies result in significant cost savings 1 Excludes one-time merger costs

6 Transaction Terms 1 Based on 2,727,128 CBS Financial shares outstanding 2 Based on normalized net income available to common shareholders of $4.3 million for the twelve months ended 09/30/15 CBS Financial Corporation Transaction Value1 $58.8 million Consideration 100% Cash Price/TBV 211.3% Price/LTM EPS2 13.7x Required Approvals Customary regulatory and shareholder approval Expected Closing Q2 2016

7 Transaction Assumptions CBS Financial Corporation Estimated Cost Savings: 35% of CBS Financial LTM non-interest expense Revenue Synergies: None assumed Transaction Expenses: $4.0 million, pretax Core Deposit Intangible: $4.8 million Fair Value Marks: 1.8% aggregate mark on loans and 60% on OREO Capital Contingency: None

8 Credit Highlights Due Diligence Overview Estimated Credit Mark  Rigorous due diligence process to evaluate CBS Financial’s credit portfolios  All non-performing and classified credits reviewed and select properties visited  OREO properties reviewed and select properties visited  Large sample of performing credits reviewed  Loan review completed by internal CHFN team Aggregate loan mark 1.8% OREO property mark 60.0% Total $ Amount $5.8 mm As a Percent of NPAs 137% Loan Loss Reserve $4.9 mm

9 CBS Financial Transaction Meets M&A Disciplines Key Attributes CBS Financial Rationale Franchise Aspects: • High-growth metro market?  Enhances footprint in the attractive Atlanta-Sandy Springs-Roswell MSA • Complementary culture?  Similar culture, efficient transition • Attractive core deposit base?  More than $330 million deposits, 78% of which is core, overall cost of deposits 62 bps Fundamentals: • Accretive to EPS day 1?  Immediate EPS Accretion1 • TBV earn back period within 5 years?  Less than 5 years • Conservative credit marks?  137% of NPAs • 60.0% on OREO • 1.8% on total loan portfolio • 1.5% on performing 1 Excludes one-time merger costs

II. CBS Financial Corporation Overview

Company Overview

- Smyrna, Georgia based financial institution established in January 2004
- Market leading community bank in Cobb County, GA
- Led by Vice Chairman & CEO Lee A. Scroggins Jr., Sylvia D. Hamby, President, and Mary P. Tinsley, Executive VP & CFO
- 4 Branches concentrated in Cobb County, GA; 3 in Marietta and 1 in Smyrna (Headquarters)
- Strong core deposit base
- Balance Sheet growth generated organically

CBS Financial Corporation

	For the Twelve Months Ended			Quarters Ended		
In $000s except for per share data	12/31/12	12/31/13	12/31/14	03/31/15	06/30/15	09/30/15
Balance Sheet						
Total Assets	$361,444	$350,482	$348,216	$362,071	$361,818	$368,675
Total Loans	$264,401	$272,756	$286,196	$281,151	$275,570	$295,706
Total Deposits	$337,188	$325,008	$308,286	$323,052	$326,454	$330,594
Loans/Deposits	78.41%	83.92%	92.83%	87.03%	84.41%	89.45%
Capital						
Common Equity	$23,627	$24,966	$30,374	$32,037	$34,207	$36,704
Tangible Equity	$23,627	$24,966	$30,374	$32,037	$34,207	$36,704
Total Equity/Assets	6.54%	7.12%	8.72%	8.85%	9.45%	9.96%
Tangible Common Equity/ Tang. Assets	6.54%	7.12%	8.72%	8.85%	9.45%	9.96%
Risked Based Capital	9.64%	10.58%	11.85%	12.47%	13.44%	13.45%
Tier 1 Capital	8.36%	9.30%	10.59%	11.21%	12.18%	12.19%
Leverage Ratio	6.31%	7.12%	8.69%	8.87%	9.53%	9.95%
Profitability Measures						
Net Interest Margin	3.95%	4.04%	4.14%	4.24%	4.08%	4.10%
Non Interest Income/Average Assets	-1.00%	-0.60%	-0.32%	-0.13%	0.37%	0.35%
Non Interest Expense/Average Assets	2.34%	2.34%	2.38%	2.37%	2.64%	2.47%
Efficiency Ratio	86.76%	71.21%	64.41%	59.41%	61.28%	56.30%
ROAA	-0.34%	0.54%	1.45%	1.68%	3.03%	2.51%
ROAE	-5.14%	8.08%	18.13%	19.24%	32.67%	25.83%
Net Income	-$1,245	$1,934	$5,031	$1,501	$2,705	$2,290
Asset Quality						
NPAs/Assets	11.94%	9.73%	4.74%	2.04%	2.12%	1.14%
NPAs (excl TDRs)/Assets	6.51%	3.62%	2.04%	1.38%	1.33%	0.95%
NCOs/Avg Loans	0.75%	0.58%	0.78%	0.06%	-0.09%	0.00%
Reserves/Loans	3.67%	3.48%	2.37%	2.37%	2.00%	1.66%
Reserves/NPAs	22.47%	27.86%	41.08%	90.07%	71.78%	116.53%

Note: Bank Level Data Shown, Company is an S-Corp: Profitability Measures are not tax adjusted
Source: SNL Financial

Charter Financial

11

Franchise Footprint 12Source: SNL Financial Update Sorted by Total Deposits 3016 Atlanta Rd SE Smyrna $184,470 3596 Dallas Hwy Sw Marietta 61,536 3324 Canton Rd Marietta 41,058 3140 Johnson Ferry Rd Marietta 39,390 Total Deposits $326,454 Address City 2015 Total Deposits

Cobb County – Desirable Subset of Atlanta Metro Area

Cobb County, GA				June '15		June '14	2015	
				Total	Market	Market	5 Yr	% Total
		Parent	# of	Deposits	Share	Share	CAGR	Deposits
Rank	Community Bank[1]	State	Branches	($000)	(%)	(%)	(%)	(%)
1	Bank of the Ozarks Inc.	AR	2	$522,120	4.1	3.2	49.2	4.2
2	Fidelity Southern Corp.	GA	7	488,097	3.8	4.3	0.9	15.0
3	IBERIABANK Corp.	LA	3	366,932	2.9	3.3	4.0	2.3
4	**CBS Financial Corp.**	**GA**	**4**	**326,454**	**2.6**	**2.8**	**-0.7**	**100.0**
5	United Community Banks Inc.	GA	4	302,536	2.4	2.5	1.7	3.9
	Cobb County Total		**181**	**$12,698,179**	**100.0 %**	**100.0 %**		

- **Median household income of $61,964, 10th highest in GA**
- **Favorable unemployment rate of 5.4%, the 9th lowest in GA**
- **Large corporate presence: Cobb County has 30,202 businesses, only less than 2 other counties in GA**
- **$100 million Comcast investment will materialize over 1,000 new jobs**
- **Northwest Corridor project scheduled for completion in 2018 will increase efficiency of living and traveling throughout Cobb and Cherokee suburbs**
- **New location of Braves stadium located within a few miles of Smyrna Branch**
- **Very high first mortgage average value of $153,781, the 5th highest in GA**
- **Kennesaw State University, one of the largest schools in the Georgia system with over 32,000 students is only a few miles away from Marietta branch**

[1] Defined as banks with less than $20.0 billion in assets

Source: SNL Financial

Charter Financial

13

Southeast MSAs

Sorted by Population	2015 Population (Actual)	CAGR: Population (%) 2021 Projected	2015 Median Household Income	Unemployment Rate (Sep. 2015)	2015 Total Population Rank	CAGR: Population (%) 2021 Projected Rank	Median Household Income Rank	Unemployment Rate (Sep. 2015) Rank	Average Demographic Rank
Atlanta-Sandy Springs-Roswell, GA	5,629,693	1.24	55,755	5.50					
Georgia	10,120,651	0.95	48,701	5.80					
National	319,459,991	0.73	53,706	5.80					
Sorted by Median HH Income									
MSAs									
Miami-Fort Lauderdale-West Palm Beach, FL	5,926,167	1.23	47,423	5.60	1	11	17	5	3
Atlanta-Sandy Springs-Roswell, GA	**5,629,693**	**1.24**	**55,755**	**5.50**	**2**	**10**	**3**	**9**	**1**
Tampa-St. Petersburg-Clearwater, FL	2,919,219	1.10	45,791	5.00	3	15	22	21	13
Charlotte-Concord-Gastonia, NC-SC	2,380,045	1.36	52,846	5.20	4	5	5	15	2
Orlando-Kissimmee-Sanford, FL	2,328,788	1.50	46,254	4.80	5	4	20	24	8
Nashville-Davidson-Murfreesboro-Franklin, TN	1,801,417	1.34	53,022	4.70	6	6	4	25	4
Virginia Beach-Norfolk-Newport News, VA-NC	1,729,758	0.70	60,591	4.60	7	24	2	27	12
Jacksonville, FL	1,417,070	1.15	49,738	5.10	8	13	10	16	7
Memphis, TN-MS-AR	1,346,775	0.40	47,676	6.40	9	28	15	1	8
New Orleans-Metairie, LA	1,261,968	0.87	45,596	6.10	10	18	23	3	10
Raleigh, NC	1,242,956	1.59	62,586	4.60	11	2	1	27	4
Birmingham-Hoover, AL	1,146,858	0.38	47,888	5.40	12	29	14	11	18
Greenville-Anderson-Mauldin, SC	863,792	1.11	44,405	5.10	13	14	27	16	22
Knoxville, TN	859,610	0.66	44,852	5.30	14	26	25	13	25
Baton Rouge, LA	828,215	0.65	52,747	5.30	15	27	6	13	13
Columbia, SC	806,579	1.03	49,380	5.40	16	16	11	11	10
Greensboro-High Point, NC	748,849	0.83	42,745	5.60	17	19	28	5	21
North Port-Sarasota-Bradenton, FL	747,155	1.26	48,427	5.00	18	9	13	21	13
Little Rock-North Little Rock-Conway, AR	734,672	0.74	49,863	4.40	19	22	9	29	26
Charleston-North Charleston, SC	734,390	1.64	51,413	5.10	20	1	8	16	6
Cape Coral-Fort Myers, FL	678,670	1.58	45,927	5.10	21	3	21	16	13
Winston-Salem, NC	655,390	0.69	44,432	5.10	22	25	26	16	29
Lakeland-Winter Haven, FL	632,797	1.16	42,012	6.10	23	12	29	3	19
Deltona-Daytona Beach-Ormond Beach, FL	609,006	0.92	41,950	5.50	24	17	30	9	27
Augusta-Richmond County, GA-SC	586,721	0.78	47,471	6.30	25	21	16	2	17
Jackson, MS	578,295	0.27	45,458	4.90	26	30	24	23	30
Palm Bay-Melbourne-Titusville, FL	557,673	0.81	47,042	5.60	27	20	18	5	22
Chattanooga, TN-GA	547,815	0.73	46,432	5.60	28	23	19	5	24
Durham-Chapel Hill, NC	544,491	1.30	52,243	4.70	29	7	7	25	20
Fayetteville-Springdale-Rogers, AR-MO	505,385	1.30	48,823	3.50	30	8	12	30	27

Source: SNL Financial

14

III. Pro Forma Summary

Increased Positioning in the Atlanta Metro Market

Atlanta-Sandy Springs-Roswell, GA			June '15		
Rank	Institution	Parent State	# of Branches	Total Deposits ($000)	Market Share (%)
15	State Bank Financial Corp.	GA	7	$1,111,408	0.8
16	BankCap Equity Fund LLC	TX	1	1,104,780	0.8
17	Renasant Corp.	MS	17	1,004,809	0.7
18	IBERIABANK Corp.	LA	9	923,605	0.6
19	United Bank Corp.	GA	13	834,625	0.6
20	First Citizens BancShares Inc.	NC	17	742,453	0.5
	Pro Forma Entity		**8**	**518,283**	**0.4**
21	MetroCity Bankshares Inc.	GA	6	511,455	0.4
22	East West Bancorp Inc.	CA	4	390,112	0.3
23	Piedmont Bancorp Inc.	GA	4	376,213	0.3
24	Landmark Bancshares Inc.	GA	3	356,090	0.3
25	CCF Holding Co.	GA	6	342,984	0.2
26	**CBS Financial Corp.**	**GA**	**4**	**326,454**	**0.2**
27	Community Financial Holding Co. Inc.	GA	3	323,117	0.2
28	Quantum Capital Corp.	GA	2	317,129	0.2
29	Community Banks of Georgia Inc.	GA	2	297,593	0.2
30	Georgia Banking Co.	GA	2	285,414	0.2
40	**Charter Financial Corp.**	**GA**	**4**	**191,829**	**0.1**
	Market Total		**1,292**	**$143,440,674**	**100.0 %**


Atlanta

- Charter Financial Corporation will be ranked 21st in deposit market share in the Atlanta MSA
- CHFN's current Atlanta MSA deposit base will more than double to approximately $518 million, which rank it 9th amongst community banks with less than $10.0 billion in assets
- CHFN's loan concentration in the Atlanta CSA will increase from approximately 48% to 62%, and deposit concentration will increase from approximately 50% to over 60%

Charter Financial

Source: SNL Financial

16

Pro Forma Franchise 17 CBS Financial Locations CHFN Locations Source: SNL Financial

18 Pro Forma Balance Sheet Source: SNL Financial Loans $4,107 Cash & Securities $214,747 Total Assets $5,466 Deposits $4,478 Total Equity $507 $84 $383 $506 $361 Cash & Securities $971 Total Assets $6,014 Deposits $4,839 Total Equity $597 $50  Increases balance sheet to $1.4 billion assets  Deposits increase to approximately $1.1 billion, with established deposit base in Georgia market Dollars in thousands, except per share data Percentage Contribution CHFN CBS Fin. Pro Forma CHFN CBS Fin. Total loans 727,080$ 295,706$ 1,022,786$ 71.1% 28.9% Total assets 1,027,080$ 368,954$ 1,396,034$ 73.6% 26.4% Total deposits 738,855$ 330,441$ 1,069,296$ 69.1% 30.9% Tangible common equity 200,058$ 27,843$ 227,901$ 87.8% 12.2% 71.1% 73.6% 69.1% 87.8% 28.9% 26.4% 30.9% 12.2% 0.0% 25.0% 50.0% 75.0% 100.0% Total loans Total assets Total deposits Tang. common equity CBS Fin. Contribution CHFN Contribution

Pro Forma Loans

CHFN



Consr & Other 1.6%
Multifam 6.0%
C&I 4.8%
C&D 18.4%
Other CRE 26.4%
1-4 Fam 28.5%
OwnOcc CRE 12.0%
HELOC 2.2%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	133,870	18.4%
1-4 Family Residential	207,303	28.5%
Home Equity	16,130	2.2%
Owner - Occ CRE	87,342	12.0%
Other CRE	192,248	26.4%
Multifamily	43,550	6.0%
Commercial & Industrial	34,805	4.8%
Consr & Other	11,771	1.6%
Total Loans	$727,019	100.0%

MRQ Yield on Loans: **5.42%**

CBS Financial



Consr & Other 3.6%
Multifam 4.0%
C&I 8.0%
C&D 12.4%
1-4 Fam 13.0%
Other CRE 24.9%
HELOC 3.7%
OwnOcc CRE 30.3%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	36,820	12.4%
1-4 Family Residential	38,467	13.0%
Home Equity	10,934	3.7%
Owner - Occ CRE	89,821	30.3%
Other CRE	73,694	24.9%
Multifamily	11,946	4.0%
Commercial & Industrial	23,696	8.0%
Consr & Other	10,731	3.6%
Total Loans	$295,706	100.0%

MRQ Yield on Loans: **5.46%**

Combined



Consr & Other 2.2%
Multifam 5.4%
C&I 5.7%
C&D 16.7%
Other CRE 26.0%
1-4 Fam 24.0%
OwnOcc CRE 17.3%
HELOC 2.6%

Loan Type	Composition ($000)	Composition % of Total
Constr & Dev	170,690	16.7%
1-4 Family Residential	245,770	24.0%
Home Equity	27,064	2.6%
Owner - Occ CRE	177,163	17.3%
Other CRE	265,942	26.0%
Multifamily	55,496	5.4%
Commercial & Industrial	58,501	5.7%
Consr & Other	22,502	2.2%
Total Loans	$1,023,128	100.0%

MRQ Yield on Loans: **5.43%**

Note: Regulatory data shown, does not include purchase accounting adjustments
Source: SNL Financial

Charter Financial

19

Pro Forma Deposits

CHFN


Jumbo Time
12.2%
Non Int.
Bearing
15.4%
Retail Time
18.8%
NOW Accts
30.0%
MMDA & Sav
23.6%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	116,035	15.4%
NOW & Other Trans	225,825	30.0%
MMDA & Sav	177,783	23.6%
Time Deposits < $100k	141,998	18.8%
Time Deposits > $100k	91,856	12.2%
Total Deposits	$753,497	100.0%

MRQ Cost of Deposits: **0.37%**

Loans / Deposits **96.5%**

CBS Financial


Jumbo Time
21.9%
Non Int.
Bearing
17.8%
NOW Accts
9.7%
Retail Time
18.4%
MMDA & Sav
32.1%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	58,781	17.8%
NOW & Other Trans	32,148	9.7%
MMDA & Sav	106,196	32.1%
Time Deposits < $100k	60,913	18.4%
Time Deposits > $100k	72,556	21.9%
Total Deposits	$330,594	100.0%

MRQ Cost of Deposits: **0.62%**

Loans / Deposits **89.5%**

Combined


Jumbo Time
15.2%
Non Int.
Bearing
16.1%
Retail Time
18.7%
NOW Accts
23.8%
MMDA & Sav
26.2%

Deposit Type	Composition ($000)	% of Total
Non Interest Bearing	174,816	16.1%
NOW & Other Trans	257,973	23.8%
MMDA & Sav	283,979	26.2%
Time Deposits < $100k	202,911	18.7%
Time Deposits > $100k	164,412	15.2%
Total Deposits	$1,084,091	100.0%

MRQ Cost of Deposits: **0.45%**

Loans / Deposits **94.4%**

Note: Regulatory data shown, does not include purchase accounting adjustments
Source: SNL Financial

Charter Financial

20

16.0% 10.0% 10.8% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 19.6% 7.6% 12.5% 4. 6.0% 8.0% 10.0% 12.0% 4 16.0% 18.0% 20.0% 22.0% 21 Pro Forma Capital Ratios Tangible Common Equity to Tangible Assets Bank Tier 1 Leverage Ratio  Pro forma company remains well-capitalized and poised for future growth  TCE/TA - 12.5%  Bank Tier 1 Leverage - 10.8%  Opportunity to continue deploying capital in a disciplined way across combined franchise  Earnings power of combined institution will allow for continued healthy capital levels  CHFN maintains a disciplined approach to growth and capital management and remains committed to employing this strategy going forward Source: SNL Financial CHFN CBS Fin. Pro Forma CHFN CBS Fin. Pro Forma

22 Transaction Summary  Transaction drives earnings growth and overall shareholder value for both CHFN and CBS Financial shareholders  Significantly increases presence in Atlanta market with the ability to leverage existing local infrastructure and personnel  Pro forma institution is well equipped to deliver higher earnings, well- capitalized  Increases CHFN’s ability to serve larger customers in a growing metropolitan area  Consistent with CHFN’s disciplined capital management and growth strategy

Appendix

24 CHFN Acquisition History Source: SNL Financial Bank & Thrift Company Deals - Acquisitions Target State Completion Date Deal Value ($M) Target Total Assets ($000) EBA Bancshares, Inc. AL 9/10/2002 8.40 76,326 Citizens Bancgroup, Inc. AL 8/18/1999 2.25 44,700 Government Assisted Deals - Acquisitions Target State Completion Date Target Assets Sold ($000) Deposits Transferred ($000) First National Bank of Florida FL 9/9/2011 251,847 244,715 McIntosh Commercial Bank GA 3/26/2010 322,578 295,307 Neighborhood Community Bank GA 6/26/2009 202,792 181,326

25 Investor Contacts Robert Lee Johnson Chairman, President & Chief Executive Officer Curtis R. Kollar Senior Vice President & Chief Financial Officer Charter Financial Corporation 1233 O.G. Skinner Drive West Point, GA 31833 (706) 645-1391 www.charterbk.com

Forward Looking Statements 26 This presentation contains certain forward-looking information about Charter Financial Corporation and subsidiaries (collectively, “CHFN”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about CHFN. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of CHFN. Forward-looking statements speak only as of the date they are made and CHFN assumes no duty to update such statements. In addition to factors previously disclosed in reports filed by CHFN with the Securities and Exchange Commission (“SEC”), additional risks and uncertainties may include, but are not limited to: the possibility that any of the anticipated benefits of the proposed mergers will not be realized or will not be realized within the expected time period; the risk that integration of operations with those of CHFN will be materially delayed or will be more costly or difficult than expected; the inability to complete the mergers due to the failure of shareholder approval to adopt the respective merger agreements; the failure to satisfy other conditions to completion of the mergers, including receipt of required regulatory and other approvals; the failure of the proposed mergers to close for any other reason; the effect of the announcement of the mergers on customer relationships and operating results; the possibility that the mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. As stated previously, additional factors affecting CHFN are discussed in CHFN’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, filed with the SEC. Please refer to the SEC’s website at www.sec.gov where you can review those documents.